united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Timothy Burdick Ultimus Fund Solutions, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 7/31

Date of reporting period: 7/31/23

ITEM 1. REPORTS TO SHAREHOLDERS.

Tactical Dividend and Momentum Fund

Class A	HTDAX
Class C	HTDCX
Class I	HTDIX
Class R	HTDRX

Annual Report

July 31, 2023

www.HanlonFunds.com

1-844-828-3212

Distributed by Foreside Financial Services, LLC

Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the Fund’s prospectus carefully before investing in the Fund.

Dear Fellow Shareholders,

Sean Hanlon, CFP®

Chairman, CEO and Co-Chief Investment Officer

We launched the Tactical Dividend and Momentum Fund (“TDM”, “the Fund”) with the goal of protecting our shareholders from large market drawdowns and providing positive, risk-adjusted returns; although there is no guarantee that we will meet these objectives. The Fund invests in the 11 major equity economic sectors, weighted up to their respective S&P 500 market capitalizations. Although there is no guarantee, this approach attempts to closely track the broader equity market during times when the market is steadily advancing. When a given sector displays relative weakness, we will attempt to reduce or eliminate exposure, while remaining in the other sectors. In extreme times, we may exit the markets completely and ride out the volatility in cash or short-term fixed income positions.

Thank you,

Commentary

Note: The following commentary pertains to the Fund’s annual reporting period from August 1, 2022 to July 31, 2023.

The semiannual period was notable for the significant shift in investor sentiment, beginning with a pullback over concerns regarding the health of the US banking sector. In March, the news of several regional bank failures rattled markets as the Federal Reserve’s (the “Fed”) aggressive interest rate hikes exposed mismanagement of duration risk among multiple financial institutions. The Fed quickly stepped in to provide liquidity measures, however, and by April 2023 the broader market had largely recovered although the financial sector remained under selling pressure.

In May 2023, the market began to grind higher, driven by the largest mega-cap names in the S&P 500 index. The lack of market breadth, a term used to describe broad-based participation among stocks, led some to question whether the rally could be sustained. Market breadth improved in June and July 2023, which propelled the S&P 500 to a 10% gain during the two months of June and July.

The rationale for the increased investor confidence has been attributed to growing confidence that the U.S. economy may be able to avoid a recession in 2023 with the Fed at or near its terminal interest rate hike. While the Fed has pledged to keep interest rates pinned “higher for longer,” thus far the higher borrowing costs have not resulted in rising unemployment and economic growth has only accelerated, as evidenced by Gross Domestic Product growth of 2.0% in the first quarter and 2.4% in the second quarter.

Furthermore, inflation readings are finally beginning to provide consistent evidence that inflation is easing, albeit at a slower pace than the Fed would like. The Fed’s preferred inflation metric, the Core Personal Consumption Expenditures Index (Core PCE), was 4.7% in January 2023 and fell to 4.1% in June 2023 on an annualized basis. While the Fed does not anticipate inflation hitting its 2% target until 2025, there is now evidence that inflation is on a downward path that the Fed can use as justification for an extended pause for the remainder of the year.

Performance Update

The Tactical Dividend and Momentum Fund (“TDM”, “The Fund”) began the annual period (8/1/2022-7/31/2023) fully defensive, allocated to cash. The Fund began adding exposure across all sectors in August 2022 and was negatively impacted by a market pullback sparked by Fed Chair Jerome Powell’s hawkish speech at Jackson Hole. The Fund went back to cash in October and gradually added back sector exposure to all economic sectors except Consumer Discretionary and Communication Services, giving the Fund a 19% allocation to defensive cash positions as of January 31, 2023. Cash was increased to 50% in late February and then 100% on March 2nd as tactical signals weakened. The move to cash was well-timed in avoiding the subsequent market turmoil due to the failure of several regional banks; however, the S&P 500 recovered relatively swiftly after the Fed provided liquidity to the banking sector. The Fund remained defensive until April 4th at which time 25% of the fund was invested. Incremental moves to reinvest the fund were made throughout the remainder of the semiannual period, with the Fund reaching 70% invested on April 19th and 100% invested on June 20th, where it remained through the end of the annual period.

For the semiannual period (2/1/2023-7/31/2023), the TDM Fund Class I shares returned 7.01%, underperforming the S&P 500 Index, which returned 13.52%, while the Morningstar Moderate Target Risk Index returned 3.78%. For the annual period (8/1/2022-7/31/2023), the Fund returned -0.45% while the S&P 500 returned 13.02% and the Morningstar Moderate Target Risk Index returned 5.58%. As of July 31, 2023, the Fund had the following weightings:

The views in this report are those of the Fund’s management. This report contains certain forward - looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Disclosures:

Gross domestic product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period.

The Core Personal Consumption Expenditure (PCE) Price Index measures the changes in the price of goods and services purchased by consumers for the purpose of consumption, excluding food and energy.

Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. A company that has historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could result in a decrease in the value of the company’s stock and lower performance of the Fund. An investment in securities with positive momentum entails investing in securities that have had above average recent returns. These securities may experience greater price volatility than other equity securities, which may negatively impact the investment performance of the Fund.

The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy. To the extent the Fund invests in a smaller number of holdings, the Fund may be more adversely impacted by changes in the price of individual holdings than funds with a greater number of holdings. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

Mutual Funds involve risk including the possible loss of principal. There is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

TACTICAL DIVIDEND AND MOMENTUM FUND
PORTFOLIO REVIEW (Unaudited)
July 31, 2023

The Fund’s performance figures* for each period ended July 31, 2023, compared to its benchmark:

		Annualized	Annualized
	One Year	Five Year	Since Inception (a)
Tactical Dividend and Momentum Fund - Class A	-0.71%	2.92%	3.33%
Tactical Dividend and Momentum Fund - Class A with load	-6.42%	1.71%	2.55%
Tactical Dividend and Momentum Fund - Class C	-1.50%	2.13%	2.55%
Tactical Dividend and Momentum Fund - Class I	-0.45%	3.16%	3.55%
Tactical Dividend and Momentum Fund - Class R	-0.90%	2.77%	3.12%
S&P 500 Total Return Index (b)	13.02%	12.20%	13.60%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 1-844-828-3212. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated November 30, 2022 are 1.72%, 2.48%, 1.56% and 1.88% for Class A, Class C, Class I and Class R shares, respectively. The Advisor has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least November 28, 2023 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) of the Fund do not exceed 1.70%, 2.45%, 1.45%, and 1.85% of average daily net assets attributable to Class A, Class C, Class I, and Class R shares, respectively. This agreement may be terminated with respect to the Fund by the Board of Trustees on 60 days’ written notice to the Advisor. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within one year of purchase. For investments in Class A shares of $1 million or more, there is a contingent deferred sales charge of 1.00% on redemptions made within one year of purchase.

(a)	Inception date is September 9, 2015.

(b)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of July 31, 2023

Holdings By Investment Type	% of Net Assets
Exchange Traded Funds	99.5%
Collateral For Securities Loaned	4.1%
Money Market Fund	0.7%
Liabilities in Excess of Other Assets	(4.3)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

TACTICAL DIVIDEND AND MOMENTUM FUND
SCHEDULE OF INVESTMENTS
July 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.5%
	EQUITY - 99.5%
133,294	Communication Services Select Sector SPDR Fund(a)	$9,169,294
64,621	Consumer Discretionary Select Sector SPDR Fund(a)	11,227,253
93,945	Consumer Staples Select Sector SPDR Fund(a)	7,116,334
52,507	Energy Select Sector SPDR Fund(a)	4,593,312
384,219	Financial Select Sector SPDR Fund	13,574,457
105,415	Health Care Select Sector SPDR Fund(a)	14,141,422
82,532	Industrial Select Sector SPDR Fund	9,113,183
31,766	Materials Select Sector SPDR Fund	2,722,982
65,433	Real Estate Select Sector SPDR Fund(a)	2,498,886
124,197	Technology Select Sector SPDR Fund(a)	22,150,536
41,146	Utilities Select Sector SPDR Fund(a)	2,759,662
18,008	Vanguard Information Technology ETF(a)	8,190,218
		107,257,539

	TOTAL EXCHANGE-TRADED FUNDS (Cost $98,205,713)	107,257,539

	SHORT-TERM INVESTMENTS — 4.8%
	COLLATERAL FOR SECURITIES LOANED - 4.1%
4,442,125	Dreyfus Government Cash Management, Institutional Class, 5.13% (Cost $4,442,125)(b),(c)	4,442,125

	MONEY MARKET FUND - 0.7%
707,478	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 5.08% (Cost $707,478)(c)	707,478

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,149,603)	5,149,603

	TOTAL INVESTMENTS - 104.3% (Cost $103,355,316)	$112,407,142
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.3)%	(4,669,727)
	NET ASSETS - 100.0%	$107,737,415

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of July 31, 2023 was $32,549,588.

(b)	Security was purchased with cash received as collateral for securities on loan at July 31, 2023. Total collateral had a value of $4,442,125 at July 31, 2023. Additional non-cash collateral received from the borrower not disclosed in the Schedule of Investments had a value of $28,684,154.

(c)	Rate disclosed is the seven day effective yield as of July 31, 2023.

The accompanying notes are an integral part of these financial statements.

TACTICAL DIVIDEND AND MOMENTUM FUND
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2023

Assets
Investment securities:
At cost	$103,355,316
At value*	112,407,142
Receivable for Fund shares sold	3,516
Dividends and interest receivable	2,873
Prepaid expenses and other assets	31,400
Total Assets	112,444,931

Liabilities
Payable upon return of securities loaned	4,442,125
Payable for Fund shares redeemed	116,269
Accrued advisory fees	90,972
Payable to related parties	10,542
Distribution (12b-1) fees payable	6,838
Other accrued expenses	40,770
Total Liabilities	4,707,516
Net Assets	$107,737,415

Composition of Net Assets:
Paid in capital	$115,366,132
Accumulated Loss	(7,628,717)
Net Assets	$107,737,415

Net Asset Value Per Share
Class A
Net Assets	$6,681,909
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	595,203
Net asset value (Net Assets / Shares Outstanding), offering price and redemption price per share	$11.23
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$11.92
Class C
Net Assets	$238,934
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	22,725
Net asset value (Net Assets / Shares Outstanding), offering price and redemption price per share (b)	$10.51
Class I
Net Assets	$85,173,245
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,640,582
Net asset value (Net Assets / Shares Outstanding), offering price and redemption price per share	$11.15
Class R
Net Assets	$15,643,327
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,425,882
Net asset value (Net Assets / Shares Outstanding), offering price and redemption price per share	$10.97

*	Includes fair value of securities loaned $32,549,588.

(a)	For investments in Class A shares of $1 million or more, there is a deferred sales charge of 1.00% of the original purchase price on redemptions made within one year.

(b)	Class C shares sold within one year of purchase are subject to a contingent deferred sales charge of 1.00% of the original purchase price.

The accompanying notes are an integral part of these financial statements.

TACTICAL DIVIDEND AND MOMENTUM FUND
STATEMENT OF OPERATIONS
Year ended July 31, 2023

Investment Income
Dividend income	$933,980
Interest income	1,884,774
Income from securities loaned	23,113
Total Investment Income	2,841,867

Expenses
Investment advisory fees	1,110,065
Distribution (12b-1) fees:
Class A	16,967
Class C	2,633
Class R	63,955
Administration fees	114,304
Third party administrative servicing fees	100,348
Transfer agent fees	57,760
Registration fees	53,823
Fund accounting fees	52,743
Legal fees	27,999
Compliance officer fees	23,802
Audit fees	20,056
Custody fees	15,025
Trustees’ fees	13,001
Printing expenses	12,501
Insurance expense	4,023
Other expenses	3,556
Total Expenses	1,692,561
Less: Fees waived/expenses reimbursed by the Advisor	(169)
Net Expenses	1,692,392
Net Investment Income	1,149,475

Net Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on:
Investments	(11,830,935)

Net Change in unrealized appreciation(depreciation) on:
Investments	9,051,826

Net Realized and Unrealized Loss On Investments	(2,779,109)
Net Decrease in Net Assets Resulting From Operations	$(1,629,634)

The accompanying notes are an integral part of these financial statements.

TACTICAL DIVIDEND AND MOMENTUM FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2023	July 31, 2022

Operations:
Net investment income (loss)	$1,149,475	$(857,171)
Net realized gain (loss) from investment transactions	(11,830,935)	5,859,146
Net change in unrealized appreciation (depreciation) on investment transactions	9,051,826	(12,606,593)
Net decrease in net assets resulting from operations	(1,629,634)	(7,604,618)

Distributions to Shareholders
Distributions paid:
Class A	—	(1,143,021)
Class C	—	(45,060)
Class I	—	(15,043,206)
Class R	—	(2,704,182)
Net Decrease in Net Assets from Distributions to Shareholders	—	(18,935,469)

Shares of Beneficial Interest
Proceeds from shares sold:
Class A	478,295	4,456,901
Class C	1,320	1,320
Class I	8,534,740	82,343,360
Class R	1,740,424	6,819,495
Reinvestment of distributions:
Class A	—	1,143,021
Class C	—	41,677
Class I	—	742,993
Class R	—	2,704,182
Cost of shares redeemed:
Class A	(940,316)	(3,715,975)
Class C	(68,302)	(9,456)
Class I	(22,581,388)	(25,882,789)
Class R	(4,862,113)	(3,548,921)
Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	(17,697,340)	65,095,808

Total Increase (Decrease) in Net Assets	$(19,326,974)	$38,555,721

The accompanying notes are an integral part of these financial statements.

TACTICAL DIVIDEND AND MOMENTUM FUND (Continued)
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
Net Assets:
Beginning of year	$127,064,389	$88,508,668
End of year	$107,737,415	$127,064,389

Share Activity:
Class A Class:
Shares Sold	44,518	339,809
Shares Reinvested	—	95,252
Shares Redeemed	(88,522)	(306,544)
Net Increase (Decrease) in Total Shares Outstanding	(44,004)	128,517

Class C Class:
Shares Sold	132	113
Shares Reinvested	—	3,666
Shares Redeemed	(6,869)	(871)
Net Increase (Decrease) in Total Shares Outstanding	(6,737)	2,908

Class I Class:
Shares Sold	818,992	6,276,292
Shares Reinvested	—	62,594
Shares Redeemed	(2,146,177)	(2,161,311)
Net Increase (Decrease) in Total Shares Outstanding	(1,327,185)	4,177,575

Class R Class:
Shares Sold	169,000	520,893
Shares Reinvested	—	230,143
Shares Redeemed	(465,962)	(295,785)
Net Increase (Decrease) in Total Shares Outstanding	(296,962)	455,251

The accompanying notes are an integral part of these financial statements.

Tactical Dividend & Momentum Fund - Class A
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented)

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	July 31,	July 31,		July 31,		July 31,		July 31,
	2023	2022		2021		2020		2019
Selected Per Share Data:
Net asset value, beginning of year	$11.31	$13.57		$10.54		$10.87		$11.15

Investment operations:
Net investment income (loss)(a)	0.09	(0.09)		(0.04)		(0.01	) (b)	0.02
Net realized and unrealized gain (loss) on investments	(0.17)	(0.48)		3.07		(0.27)		(0.30)
Total from investment operations	(0.08)	(0.57)		3.03		(0.28)		(0.28)

Less distributions to shareholders from:
Net investment income	—	—		—		(0.04)		— (c)
Net realized gains	—	(1.69)		—		—		—
Return of capital	—	—		—		(0.01)		— (c)
Total distributions	—	(1.69)		—		(0.05)		— (c)

Net asset value, end of year	$11.23	$11.31		$13.57		$10.54		$10.87

Total Return (d)	(0.71)%	(4.89	)% (e)	28.75	% (e)	(2.63)%		(2.48)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$6,682	$7,229		$6,928		$8,669		$12,038
Ratio of expenses to:
average net assets, before reimbursement(f)	1.70%	1.56%		1.68%		1.66%		1.64%
average net assets, net of reimbursement(f)	1.70%	1.56%		1.68%		1.66%		1.64%
Ratio of net investment income (loss) to average net assets(f),(g)	0.86%	(0.72)%		(0.30)%		(0.11	)% (b)	0.14%
Portfolio turnover rate	385%	406%		64%		293%		226%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	The amount of net investment loss on investment per share for the period ended does not accord with the amounts in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Rounds to less than $0.005 per share.

(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not reflect the impact of any sales charges.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(g)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Tactical Dividend & Momentum Fund - Class C
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented)

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	July 31,	July 31,		July 31,		July 31,		July 31,
	2023	2022		2021		2020		2019
Selected Per Share Data:
Net asset value, beginning of year	$10.67	$12.99		$10.17		$10.53		$10.87

Investment operations:
Net investment income (loss)(a)	0.01	(0.18)		(0.12)		(0.09	) (b)	(0.07	) (b)
Net realized and unrealized gain (loss) on investments	(0.17)	(0.45)		2.94		(0.27)		(0.27)
Total from investment operations	(0.16)	(0.63)		2.82		(0.36)		(0.34)

Less distributions to shareholders from:
Net realized gains	—	(1.69)		—		—		—
Total distributions	—	(1.69)		—		—		—

Net asset value, end of year	$10.51	$10.67		$12.99		$10.17		$10.53

Total Return (c)	(1.50)%	(5.62	)% (d)	27.73	% (d)	(3.42)%		(3.13)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$239	$314		$345		$1,087		$1,529
Ratio of expenses to:
average net assets, before reimbursement(e)	2.45%	2.32%		2.43%		2.41%		2.39%
average net assets, net of reimbursement(e)	2.45%	2.32%		2.43%		2.41%		2.39%
Ratio of net investment income (loss) to average net assets(e),(f)	0.14%	(1.52)%		(1.05)%		(0.88	)% (b)	(0.64	)% (b)
Portfolio turnover rate	385%	406%		64%		293%		226%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	The amount of net investment loss on investment per share for the period ended does not accord with the amounts in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not reflect the impact of any sales charges.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Tactical Dividend & Momentum Fund - Class I
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2023	2022	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$11.20	$13.43	$10.40	$10.74	$11.02

Investment operations:
Net investment income (loss)(a)	0.12	(0.07)	— (b)	0.01	0.04
Net realized and unrealized gain (loss) on investments	(0.17)	(0.47)	3.03	(0.27)	(0.28)
Total from investment operations	(0.05)	(0.54)	3.03	(0.26)	(0.24)

Less distributions to shareholders from:
Net investment income	—	—	—	(0.07)	(0.04)
Net realized gains	—	(1.69)	—	—	—
Return of capital	—	—	—	(0.01)	— (b)
Total distributions	—	(1.69)	—	(0.08)	(0.04)

Net asset value, end of year	$11.15	$11.20	$13.43	$10.40	$10.74

Total Return (c)	(0.45)%	(4.70)%	29.13%	(2.50)%	(2.18)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$85,173	$100,451	$64,338	$75,871	$92,978
Ratio of expenses to:
average net assets, before reimbursement(d)	1.45%	1.40%	1.43%	1.41%	1.39%
average net assets, net of reimbursement(d)	1.45%	1.40%	1.43%	1.41%	1.39%
Ratio of net investment income (loss) to average net assets(d),(e)	1.11%	(0.56)%	(0.03)%	0.13%	0.38%
Portfolio turnover rate	385%	406%	64%	293%	226%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(e)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Tactical Dividend & Momentum Fund - Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented)

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	July 31,	July 31,	July 31,	July 31,		July 31,
	2023	2022	2021	2020		2019
Selected Per Share Data:
Net asset value, beginning of year	$11.07	$13.33	$10.37	$10.70		$10.98

Investment operations:
Net investment income (loss)(a)	0.07	(0.11)	(0.05)	(0.03	) (b)	— (c)
Net realized and unrealized gain (loss) on investments	(0.17)	(0.46)	3.01	(0.27)		(0.28)
Total from investment operations	(0.10)	(0.57)	2.96	(0.30)		(0.28)

Less distributions to shareholders from:
Net investment income	—	—	—	(0.02)		—
Net realized gains	—	(1.69)	—	—		—
Return of capital	—	—	—	(0.01)		—
Total distributions	—	(1.69)	—	(0.03)		—

Net asset value, end of year	$10.97	$11.07	$13.33	$10.37		$10.70

Total Return (d)	(0.90)%	(4.98)%	28.54%	(2.81)%		(2.55)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$15,643	$19,070	$16,898	$16,931		$22,998
Ratio of expenses to:
average net assets, before reimbursement(e)	1.85%	1.72%	1.83%	1.81%		1.79%
average net assets, net of reimbursement(e)	1.85%	1.72%	1.83%	1.81%		1.79%
Ratio of net investment income (loss) to average net assets(e),(f)	0.70%	(0.90)%	(0.43)%	(0.26	)% (b)	(0.01)%
Portfolio turnover rate	385%	406%	64%	293%		226%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	The amount of net investment loss per share for the period ended does not accord with the amounts in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Rounds to less than $0.005 per share.

(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(e)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

TACTICAL DIVIDEND AND MOMENTUM FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 2023

1.	ORGANIZATION

The Tactical Dividend and Momentum Fund (formerly, Hanlon Tactical Dividend and Momentum Fund) (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on September 9, 2015. The investment objective of the Fund is to provide capital appreciation and current income, and the Fund is diversified. The Tactical Dividend and Momentum Fund is a “fund of funds”, in that the Fund will generally invest in other investment companies.

The Fund offers Class A, Class C, Class I and Class R shares. Class A shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75%. Class C, Class I and Class R shares of the Fund are offered at net asset value. There is a 1.00% contingent deferred sales charge (“CDSC”) on Class A shares for investments of $1 million or more on shares sold within 1-year of purchase, unless you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. Class C shares of the Fund are subject to a contingent deferred sales charge of 1.00% of the original purchase price on redemptions made within one year of purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their fees and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last quoted sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund may hold securities for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has appointed execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”) for all fair value determinations and responsibilities other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures approved by the Board.

TACTICAL DIVIDEND AND MOMENTUM FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures approved by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TACTICAL DIVIDEND AND MOMENTUM FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2023 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$107,257,539	$—	$—	$107,257,539
Collateral For Securities Loaned	4,442,125	—	—	4,442,125
Money Market Fund	707,478	—	—	707,478
Total	$112,407,142	$—	$—	$112,407,142

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex -dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2020-2022, or expected to be taken in the Fund’s July 31, 2023 tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	PRINCIPAL INVESTMENT RISKS

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. The Fund’s prospectus and statement of additional information (“SAI”) include further information regarding the risks associated with the Fund’s investments. These risks include but are not limited to cash positions risk, cybersecurity risk, equity risk, focus risk, healthcare or sector risk, investment companies and ETFs risk, issuer-specific risk, large capitalization risk, liquidity risk, management risk, market events risk, market risk, portfolio turnover risk, real estate securities risk, rules-based strategy risk, sector risk, securities lending risk, technology securities risk and volatility risk.

TACTICAL DIVIDEND AND MOMENTUM FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

Equity Risk – Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or the changing economic, political or market conditions.

●	Dividend-Yielding Companies Risk. A company that has historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could result in a decrease in the value of the company’s stock and lower performance of the Fund.

●	Momentum Investing Risk. An investment in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may experience greater price volatility than other equity securities, which may negatively impact the investment performance of the Fund.

Cash Positions Risk – The Fund may hold a significant position in cash, cash equivalent securities or U.S. treasury investments. When the Fund’s investment in cash, cash equivalent securities or U.S. treasury investments increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Investment Companies and ETFs Risk – When the Fund invests in other investment companies, including closed-end funds or ETFs, it will bear additional expense based upon its pro rata share of the other investment company’s operating expense, including management fees in addition to those paid by the Fund. The risk of owning an investment company (including a closed-end fund or ETF) generally reflects the risks of owning the underlying investments held by the investment company (including a closed-end fund or ETF). The Fund also will incur brokerage costs when it purchases and sells closed end funds and ETFs. In addition, the market value of shares of ETFs or closed end funds may differ from their net asset value. Accordingly, there may be times when closed-end fund or ETF shares trade at a premium or discount to net asset value. For ETFs, this difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. During periods of market volatility, inverse ETFs may not perform as expected.

Securities Lending Risk – The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. In certain market conditions, the portfolio of the Fund’s securities on loan may be significant and may magnify the risk of such a loss or delay. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. In certain market conditions, the portion of the fund’s securities on loan may be significant and may magnify the risk of such a loss of delay.

Volatility Risk – The Fund or an underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect markets generally or that affect a particular investment industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invest. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond and other markets, volatility in the securities markets, adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the

TACTICAL DIVIDEND AND MOMENTUM FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended July 31, 2023, amounted to $336,157,281 and $226,120,633, respectively.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Hanlon Investment Management, Inc. serves as the Fund’s Investment Adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended July 31, 2023, the Advisor earned advisory fees of $1,110,065.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund (the “Waiver Agreement”), until at least November 28, 2023, to ensure that total annual operating expenses of the Fund after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.70%, 2.45%, 1.45% and 1.85% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R shares, respectively. This Waiver Agreement may be terminated with respect to the Fund by the Board of Trustees on 60 days’ written notice to the Adviser. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. No recoupment will be paid to the Adviser in any fiscal quarter unless the Board has determined in advance that such recoupment is in the best interest of the Fund and its shareholders. During the year ended July 31, 2023 the advisor waived $169 in advisory fees which are available for recapture until July 31, 2026.

Distributor – The distributor of the Fund is Foreside Fund Services, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C, and Class R shares (the “Plans”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Fund may pay 0.25% per year of the average daily net assets of Class A shares, 1.00% of the average daily net assets for Class C shares and 0.40% of the average daily net assets for Class R shares for such distribution and shareholder service activities. For the year ended July 31, 2023, the Tactical Dividend and Momentum Fund incurred distribution fees of $16,967, $2,633 and $63,955 for Class A, Class C and Class R shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended July 31, 2023, the Distributor did not receive any underwriting commissions for sales of the Fund’s shares.

In addition, the following affiliated entities provide services to the Fund:

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

TACTICAL DIVIDEND AND MOMENTUM FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$103,359,964	$9,105,181	$(58,003)	$9,047,178

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the year ended July 31, 2023, and July 31, 2022, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2023	July 31, 2022
Ordinary Income	$—	$—
Long-Term Capital Gain	—	18,935,469
Return of Capital	—	—
	$—	$18,935,469

As of July 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$293,460	$—	$(7,333,058)	$(9,636,297)	$—	$9,047,178	$(7,628,717)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $7,333,058.

As of July 31, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$9,636,297	$—	$9,636,297	$—

8.	CONCENTRATION

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of July 31, 2023, the Fund had 28.2% of the value of its net assets invested within the Technology sector.

TACTICAL DIVIDEND AND MOMENTUM FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)9 of the 1940 Act. As of July 31, 2023, Pershing LLC held 74.3% of the voting securities of the Fund for the benefit of others.

10.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Fund’s security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers is remitted to BNY Mellon as lending agent, and the remainder is paid to the Fund. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

As of July 31, 2023, the Fund had loaned securities and received collateral for the loan. The Fund received cash collateral which was invested in the Dreyfus Government Cash Management as shown in the Schedule of Investments. The Fund receives compensation relating to the lending of the Fund’s securities.

The market values of loaned securities and collateral and percentage of total investment income the Fund received from the investment of cash collateral retained by the lending agent, BNY Mellon, were as follows:

Fund	Loaned Securities	Collateral	Investment Income
Tactical Dividend and Momentum Fund	$32,549,588	$33,126,279	0.81%

Gross Amounts Not Offset in
the Statement of Assets and
			Net Amounts		Liabilities
	Gross	Gross Amounts	of Assets
	Amounts of	Offset in the	Presented in	Financial	Cash
	Recognized	Statement of Assets	the Statement of	Instruments	Collateral	Net Amount
Assets	Assets	and Liabilities	Assets & Liabilities	Pledged*	Pledged	of Assets
Tactical Dividend and Momentum Fund
Description:
Securities Loaned	$32,549,588	$—	$32,549,588	$28,107,463	$4,442,125	$—

*	The amount is limited to the asset balance and accordingly does not include excess collateral pledged. Non-cash collateral is not reflected in the Fund’s records as the Fund does not have control of this collateral.

The following table sets forth the remaining contractual maturity of the collateral held as of July 31, 2023:

	Remaining Contractual Maturity of the Collateral Held as of July 31, 2023
	Overnight and	Up to		Greater than
	Continuous	30 Days	30-90 days	90 days	Total
Dreyfus Government Cash Management Institutional Class	$4,442,125	$—	$—	$—	$4,442,125
U.S. Government	—	—	229,341	28,454,813	28,684,154
Total securities lending collateral	$4,442,125	$—	$229,341	$28,454,813	$33,126,279

TACTICAL DIVIDEND AND MOMENTUM FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

The fair value of the securities loaned for the Fund totaled $32,549,588 at July 31, 2023. The securities loaned are noted in the Schedule of Investments. The fair value of the “Collateral for Securities Loaned” on the Schedule of Investments includes only cash collateral received and reinvested that totaled $4,442,125 for the Fund at July 31, 2023. These amounts are offset by a liability recorded as “Securities lending collateral.” As of July 31, 2023, the Fund had received non-cash collateral of $28,684,154.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tactical Dividend and Momentum Fund and Board of Trustees

of Two Roads Shared Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tactical Dividend and Momentum Fund (the “Fund”), a series of Two Roads Shared Trust, as of July 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended July 31, 2022 and prior, were audited by other auditors whose reports dated September 29, 2022 and September 29, 2021, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 29, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

TACTICAL DIVIDEND AND MOMENTUM
EXPENSE EXAMPLE (Unaudited)
July 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and deferred sales charges on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2023 through July 31, 2023.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	2/1/23	7/31/23	Period *	7/31/23	Period *

Tactical Dividend and Momentum Fund – Class A	1.70%	$1,000.00	$1,067.50	$8.71	$1,016.36	$8.50
Tactical Dividend and Momentum Fund – Class C	2.45%	$1,000.00	$1,062.70	$12.53	$1,012.65	$12.23
Tactical Dividend and Momentum Fund – Class I	1.45%	$1,000.00	$1,070.10	$7.44	$1,017.60	$7.25
Tactical Dividend and Momentum Fund – Class R	1.85%	$1,000.00	$1,067.10	$9.48	$1,015.62	$9.25

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

TACTICAL DIVIDEND AND MOMENTUM
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended July 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

TACTICAL DIVIDEND AND MOMENTUM
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2023

Approval of Advisory Agreement

Hanlon Investment Management, Inc. for the Tactical Dividend and Momentum Fund

At a meeting held on June 27–28, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between Hanlon Investment Management, Inc. (“Hanlon” or the “Adviser”) and the Trust on behalf of the Tactical Dividend and Momentum Fund (the “Fund”).

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Fund by Hanlon; (ii) a description of the Adviser’s investment management and other personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of and request additional materials from Hanlon. The Board was advised by, and met, in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser is an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser, including quarterly performance reports prepared by management and prior presentations from Hanlon with respect to the Fund. The Board noted that information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral.

Matters considered by the Board in connection with its approval of the Advisory Agreement with respect to the Fund included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Hanlon related to the Advisory Agreement with the Trust with respect to the Fund, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform advisory, compliance, and operational services for the Fund; a review of the financial condition of Hanlon; information regarding risk management processes and liquidity management; the compliance policies and procedures of Hanlon, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); Hanlon’s compliance resources and practices; information regarding Hanlon’s compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record, fees, and expenses of the Fund as compared to those of a peer group of other mutual funds with similar investment strategies as selected by Broadridge.

In considering the nature and quality of services to be provided by Hanlon under the Advisory Agreement, the Board considered the level and sophistication of Hanlon’s employees’ asset management, risk management, operations, and compliance experience.

The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a -1 under the 1940 Act, which included evaluating the regulatory compliance systems of Hanlon. The Board noted the CCO’s analysis that Hanlon’s compliance, risk management and associated policies appeared to be operating effectively to identify and monitor risks and ensure compliance with the federal securities laws. The Board considered the effectiveness of Hanlon’s cybersecurity and business continuity policies and procedures. The Board also considered the significant risks assumed by Hanlon in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund.

In considering the nature, extent, and quality of the services provided by Hanlon, the Board also took into account its

TACTICAL DIVIDEND AND MOMENTUM
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2023

knowledge, acquired through discussions and reports during the preceding year and in past years, of Hanlon’s management and the quality of the performance of Hanlon’s duties. The Board concluded that Hanlon had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the advisory services provided by Hanlon to the Fund were satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it reviews information about the Fund’s performance results at its regularly scheduled meetings. Among other data, the Board considered the Fund’s performance as compared to a broad-based index and against the performance of a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider. The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that data may vary depending on the selected end date and that the results of the performance comparisons may vary depending on the selection of the Peer Group. The Board also noted differences in the investment strategies of the Fund relative to its Peer Group.

The Board considered that, for the one-year, three-year, five-year and since inception periods ended March 31, 2023, the Fund underperformed the median of its Peer Group and Morningstar category. The Board also considered that the Fund underperformed its benchmark index for the one-year, three-year, five-year and since inception periods. The Board took into account Hanlon’s discussion of the Fund’s performance history, including the factors that had contributed to any underperformance relative to peers and current market conditions and any potential actions to be taken to address performance. The Board also took into account the Fund’s risk-adjusted returns and noted the Fund’s overall performance history as well as performance relative to peers in more recent time periods. The Board concluded that the Fund’s overall performance was consistent within the parameters of the prospectus and that any underperformance was being appropriately monitored and/or addressed.

Fees and Expenses. Regarding the costs of the services provided by Hanlon with respect to the Fund, the Board considered a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the funds within its Peer Group and to its Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including potential differences in the investment strategy of the Fund relative to the strategies of the funds in the Fund’s Peer Group, as well as the level, quality, and nature of the services provided by Hanlon with respect to the Fund, as applicable. The Board also took into account Hanlon’s discussion with respect to the fees and expenses relating to the Fund.

The Board noted that the Fund’s contractual advisory fee was above the median of the Morningstar category and equal to the median of the Peer Group. The Board also noted that the Fund’s net total expenses were above the median of its Peer Group and Morningstar category. The Board also considered that Hanlon has continued to agree to reimburse expenses to limit net annual operating expenses to 1.45%, 1.70% 1.85% and 2.45% (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, or extraordinary expenses such as litigation expenses) of the average net assets attributable to Class I, Class A, Class R and Class C shares of the Fund. Based on the factors above, the Board concluded that the advisory fee was not unreasonable.

Profitability. The Board considered Hanlon’s profitability and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by Hanlon based on current asset levels of the Fund. The Board also took into account Hanlon’s discussion of its profitability. The Board noted the direct and indirect costs of operating the Fund, and that factoring all applicable costs, Hanlon’s net profitability from the Advisory Agreement and related to the Fund as a whole were not unreasonable and was not excessive.

Economies of Scale. The Board considered whether Hanlon would realize economies of scale with respect to its management of the Fund and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the advisory fee did not currently have breakpoints with respect to the Fund. The Board considered the profitability analysis provided by Hanlon and Hanlon’s discussion of the Fund’s current asset levels and fee structure. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient size.

Other Benefits. The Board also considered the character and amount of any other direct and incidental benefits received by Hanlon from its relationship with the Fund. The Board considered that Hanlon believes that it benefits from the operation of the Fund because it allows for its investment strategies to be operated within the Fund rather than needing individual trades for each security in each client account.

TACTICAL DIVIDEND AND MOMENTUM
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2023

The Board found that Hanlon did not anticipate receiving any other direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund. The Board concluded that these potential benefits are reasonable.

Conclusion. The Board, having requested and received such information from Hanlon as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the renewal of the Advisory Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of the Fund’s performance and operations throughout the year.

TACTICAL DIVIDEND AND MOMENTUM FUND
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2023

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021- present)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); iDirect Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and OHA CLO Enhanced Equity II Genpar LLP (since 2021)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman McGowan PLLC (legal services)(Since 2016)	1	iDirect Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) of Chicago-Kent College of Law, Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	iDirect Private Markets Fund (since 2014); Centerstone Investors Trust (2016-2021)

*	Information as of July 31, 2023.

**	As of July 31, 2023, the Trust was comprised of 26 active portfolios managed by eleven unaffiliated investment advisers and three affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

7/31/23 – Two Roads v2

TACTICAL DIVIDEND AND MOMENTUM FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2023

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Timothy Burdick Year of Birth: 1986	Vice President Since Aug. 2022 Secretary Since Aug. 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of July 31, 2023.

**	As of July 31, 2023, the Trust was comprised of 26 active portfolios managed by eleven unaffiliated investment advisers and three affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-828-3212.

7/31/23 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

●     Social Security number and income

●     Account transactions and transaction history

●     Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or give us contact information

●     provide account information or give us your income information

●     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. ● Two Roads Shared Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-844-828-3212 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on reports and Form N-PORT is available without charge, upon request, by calling 1-844-828-3212.

INVESTMENT ADVISOR
Hanlon Investment Management, Inc.
3393 Bargaintown Road
Egg Harbor Township, NJ 08234

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Dr, Suite 450
Cincinnati, Ohio 45246

TD&M-AR23

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not Applicable.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that Mark Gersten and Neil M. Kaufman are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten and Mr. Kaufman are independent for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2022	2023
Tactical Dividend and Momentum Fund	13,500	13,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2022	2023
Tactical Dividend and Momentum Fund	3,000	3,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were:
Fiscal year ended July 31, 2022 $0 Fiscal year ended July 31, 2023 $0
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) (h)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended July 31, 2023 and 2022, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

Not applicable.

(i)       Not applicable.

(j)       Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Included in annual report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer/President
Date: 10/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer/President
Date: 10/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer/Treasurer
Date: 10/6/2023